Exhibit 10.9



                            PHELPS DODGE CORPORATION


                          SUPPLEMENTAL RETIREMENT PLAN


                          SUPPLEMENTAL RETIREMENT PLAN

                                TABLE OF CONTENTS


ARTICLE I - PREAMBLE

ARTICLE II - DEFINITIONS

2.1      DEFINITIONS
2.2      CONSTRUCTION

ARTICLE III - ELIGIBILITY

3.1      SELECTION OF PARTICIPANTS
3.2      PARTICIPATION ELECTIONS
3.3      REVISED ELECTIONS
3.4      DISCONTINUANCE OF PARTICIPATION
3.5      ADOPTION BY AFFILIATES

ARTICLE IV - ELIGIBILITY FOR BENEFITS

4.1      NORMAL RETIREMENT
4.2      EARLY RETIREMENT
4.3      LATE RETIREMENT
4.4      SPECIAL EARLY RETIREMENT
4.5      DISABILITY
4.6      TERMINATION OF EMPLOYMENT
4.7      TRANSFER
4.8      DEATH BEFORE RETIREMENT
4.9      DEATH AFTER RETIREMENT
4.10     SPECIAL VESTING PROVISION APPLICABLE ON SALE OF
         ACCURIDE

ARTICLE V - DETERMINATION OF BENEFITS

5.1      NORMAL RETIREMENT BENEFIT
5.2      EARLY RETIREMENT BENEFIT
5.3      LATE RETIREMENT BENEFIT
5.4      SPECIAL EARLY RETIREMENT BENEFIT
5.5      DISABLED EMPLOYEE BENEFIT
5.6      DEFERRED VESTED RETIREMENT BENEFIT
5.7      SURVIVING SPOUSE BENEFIT--DEATH BEFORE RETIREMENT
5.8      REDUCTION FOR OTHER BENEFITS

ARTICLE VI - PAYMENT OF BENEFITS

6.1      COMMENCEMENT OF BENEFITS
6.2      FORMS OF BENEFIT PAYMENTS
6.3      SPOUSAL CONSENT
6.4      BENEFICIARY DESIGNATIONS
6.5      IN-SERVICE PAYMENT OF BENEFITS

ARTICLE VII - ADMINISTRATION OF THE PLAN

7.1      ADOPTION OF TRUST
7.2      POWERS OF THE PLAN ADMINISTRATOR
7.3      CREATION OF COMMITTEE
7.4      CHAIRMAN AND SECRETARY
7.5      APPOINTMENT OF AGENTS
7.6      MAJORITY VOTE AND EXECUTION OF INSTRUMENTS
7.7      ALLOCATION OF RESPONSIBILITIES
7.8      CONFLICT OF INTEREST
7.9      ACTION TAKEN BY COMPANY
7.10     DELEGATIONS OF AUTHORITY
7.11     INDEMNIFICATION

ARTICLE VII - CLAIMS REVIEW PROCEDURE

8.1      CLAIMS
8.2      APPEALS

ARTICLE IX - LIMITATION ON ASSIGNMENT; PAYMENTS TO LEGALLY
INCOMPETENT DISTRIBUTEE; CORRECTIONS

9.1      ANTI-ALIENATION CLAUSE
9.2      PERMITTED ARRANGEMENTS
9.3      PAYMENT TO MINOR OR INCOMPETENT
9.4      UNDERPAYMENT OR OVERPAYMENT OF BENEFITS

ARTICLE X - AMENDMENT, MERGER AND TERMINATION

10.1     AMENDMENT
10.2     MERGER OR CONSOLIDATION OF COMPANY
10.3     TERMINATION OF PLAN OR DISCONTINUANCE OF
         CONTRIBUTIONS

ARTICLE XI - CHANGE OF CONTROL PROVISIONS

11.1     ADDITIONAL SERVICE CREDIT
11.2     70/80 RETIREMENT BENEFIT
11.3     PLAN ADMINISTRATOR DISCRETION
11.4     SPECIAL LUMP SUM OPTION

ARTICLE XII - GENERAL PROVISIONS

12.1     LIMITATION ON PARTICIPANTS' RIGHTS
12.2     STATUS OF PARTICIPANTS AS UNSECURED CREDITORS
12.3     STATUS OF TRUST FUND
12.4     CANCELLATION OR REDUCTION OF BENEFITS
12.5     UNIFORM ADMINISTRATION
12.6     HEIRS AND SUCCESSORS

Appendix A

                            PHELPS DODGE CORPORATION

                          SUPPLEMENTAL RETIREMENT PLAN


                                    ARTICLE I

                                    PREAMBLE

         Phelps Dodge Corporation (the "Company"), a corporation organized and existing under the laws of the State of New York, previously adopted the Comprehensive Executive Non-qualified Retirement and Savings Plan of Phelps Dodge Corporation (the "Comprehensive Plan"). The Comprehensive Plan consisted, primarily, of supplemental executive retirement provisions and supplemental savings provisions. The Company now has decided to split the Comprehensive Plan into two separate plans and to replace the supplemental savings provisions of the Comprehensive Plan with a separate plan known as the Phelps Dodge Corporation Supplemental Savings Plan (the "SSP").

         The Company has restated the remaining provisions of the Comprehensive Plan by the adoption of this Plan document and changed the name of the Comprehensive Plan to the Phelps Dodge Corporation Supplemental Retirement Plan (the "Plan"). This amended and restated Plan document is effective, generally, as of January 1, 1997 (the "Effective Date"), but special effective dates are prescribed for purposes of particular provisions, as noted below. As of the Effective Date, all benefits previously accrued under the Comprehensive Plan (other than benefits accrued under the supplemental savings provisions) shall be governed by the terms and provisions of this Plan document.

         The purpose of this Plan is to provide a select group of management or highly compensated employees of the Company and certain of its affiliates with supplemental retirement benefits. As a result, the Plan shall be considered to be a "top hat plan", exempt from many of the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"). This Plan is not intended to "qualify" for favorable tax treatment pursuant to Section 401(a) of the Internal Revenue Code of 1986 (the "Code") or any successor section or statute.


                                   ARTICLE II

                                   DEFINITIONS

2.1      DEFINITIONS.

         When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not begin a sentence, the word or phrase shall generally be a term defined in this Section 2.1 or in the Preamble. The following words and phrases used in the Plan with the initial letter capitalized shall have the meanings set forth in this Section 2.1, unless a clearly different meaning is required by the context in which the word or phrase is used:

         (a) "Act" means the Employee Retirement Income Security Act of 1974, as amended.

         (b) "Actuarial Equivalent" means an amount which is of equivalent actuarial value. The mortality tables, interest rates and other factors (such as contingent annuity factors) that apply to salaried employees of the Company pursuant to the Retirement Plan, as most recently adopted for such purpose by the Plan Administrator, shall be utilized in making Actuarial Equivalency determinations for purposes of this Plan.

         (c) "Affiliate" means (1) a corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as is the Company, (2) any other trade of business (whether or not incorporated) controlling, controlled by, or under common control with the Company (within the meaning of Section 414(c) of the Code), and (3) any other corporation, partnership, or other organization which is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) with the Company or which is otherwise required to be aggregated with the Company pursuant to Section 414(o) of the Code.

         (d) "AICP" means the Phelps Dodge Annual Incentive Compensation Plan, as in effect and amended from time to time.

         (e) "Board" means the Board of Directors of the Company.

         (f) "Change of Control" For purposes of this Agreement, a "Change of Control" shall be deemed to have taken place at the time (a) when any "person" or "group" of persons (as such terms are used in Section 13 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act")), other than the Corporation or any employee benefit plan sponsored by the Corporation, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange Act) of 25% or more of the total number of the Corporation's common shares at the time outstanding; or (b) of the approval by the vote of the Corporation's stockholders holding at least 50% (or such greater percentage as may be required by the Certificate of Incorporation or By-Laws of the Corporation or by law) of the voting stock of the Corporation of any merger, consolidation, sale of assets, liquidation or reorganization in which the Corporation will not survive as a publicly owned corporation; or (c) when the individuals who, at the beginning of any period of two years or less, constituted the Board of Directors of the Corporation cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

         (g) "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Disability" For purposes of this Plan, a Participant shall be conclusively presumed to be under Disability only during the period of time that the Participant qualifies to receive, without considering any offsets, long term disability payments under his Employer's Long Term Disability Insurance Plan.

         (i) "Early Retirement Date" means the first day of the calendar month next following the later of a Participant's attainment of age 55 and completion of ten years of Service.

         (j) "Employee" means any individual classified by his Employer as a common law employee of the Employer. For this purpose, the classification that is relevant is the classification in which such individual is placed by the Employer for purposes of this Plan and the classification of such individual for any other purpose (e.g., employment tax or withholding purposes) shall be irrelevant. If an individual is characterized as a common law employee of the Employer by a governmental agency or court but not by the Employer, such individual shall be treated as an employee who has not been designated for participation in this Plan pursuant to Section 3.1.

         (k) "Employer" means the Company and any Affiliate which has elected to participate in the Plan with the approval of the Senior Management Team, as provided in Section 3.5.

         (l) "Final Average Incentive Compensation" means the amount achieved by dividing the sum of the Incentive Compensation awards to a Participant for the five consecutive years in the last 10 years immediately preceding the date of his retirement, death, Disability, termination or of a Change of Control which produces the highest total by five.

         (m) "Final Average Monthly Salary" means, as of any date, the average of a participant's "monthly salary" for the 36 consecutive calendar months during the most recent 120 calendar months of employment preceding such date which will produce the highest average. For this purpose, a Participant's "monthly salary" is a Participant's basic compensation, exclusive of any extra earnings for overtime, special remuneration or other similar payments, paid or accrued to the Participant for any one month during a Plan Year. Effective December 1, 1988, "monthly salary" shall include any Salary Pre-Tax Deferral Contributions under the Phelps Dodge Savings Plan. Effective October 1, 1995, "monthly salary" shall include, in the Plan Year of payment, bonuses paid to a Participant under PD Partners. If a Participant has not been employed by an Employer for at least 36 consecutive months, Final Average Monthly Salary shall mean the average of the Participant's monthly salary during such lesser number of months of employment.

         (n) "Final Average Pay" means the sum of Final Average Monthly Salary (converted to an annual basis) and Final Average Incentive Compensation.

         (o) "Late Retirement Date" means the first day of any calendar month following a Participant's Normal Retirement Date as of which the Participant retires.

         (p) "LTD Plan" means the Company's Long Term Disability Insurance Plan (or any other similar plan sponsored by an Employer to provide disability benefits) as in effect from time to time.

         (q) "Normal  Retirement Age" means the day on which occurs the later of
(i) the date on which a Participant attains age 65 or (ii) the earlier of (A) the fifth anniversary of the date on which the Participant's participation in the Retirement Plan (or any predecessor plan) commenced or (B) the date on which the Participant is credited with five years of Service.

         (r) "Normal Retirement Date" means the first day of the month coinciding with or next following a Participant's Normal Retirement Age.

         (s) "Participant" means any employee of the Company or any of its Affiliates who is entitled to participate and who is chosen for participation pursuant to Section 3.1.

         (t) "Plan Administrator" means the committee designated by the Company to carry out its responsibilities under the Plan as set forth in Section 7.3.

         (u) "Plan Year" means the 12 month period beginning on each January 1 and ending on each December 31.

         (v)  "Retirement  Plan" means the Phelps Dodge  Corporation  Retirement
Plan.

         (w) "Senior Management Team" means the group of officers that make up the Senior Management Team of the Company.

         (x) "Service" means, generally, a Participant's periods of employment with the Employers calculated in accordance with the provisions of the Retirement Plan that are applicable to the Participant. Notwithstanding the provisions of the Retirement Plan, a Participant's periods of employment with an Affiliate (including particularly Accuride Corporation, Columbian Chemicals Company and Hudson International Conductors) during the period prior to the date such Affiliate became a member of the Company's controlled group for purposes of
Section 414 of the Code shall be disregarded for purposes of benefit accrual (e.g., the calculation of the amount of the Participant's benefit) but not for purposes of determining the Participant's eligibility for a particular type of benefit. Effective for Participants terminating employment on or after September 1, 1997 who were not on or after such date employed by Accuride Corporation, a Participant's periods of employment with an Affiliate other than Nesor during the period prior to the date such Affiliate became a member of the Company's controlled group for purposes of Section 414 of the Code shall be considered for all purposes under the Plan, including for purposes of benefit accrual (e.g., the calculation of the amount of the Participant's benefit). The preceding sentence does not apply to individuals employed by Accuride Corporation on or after September 1, 1997.

         (y) "Spouse" means the spouse of a Participant who is legally married to the Participant on the date on which a benefit under the Plan becomes payable to or on behalf of the Participant.

         (z) "Trust Agreement" means that certain trust agreement established pursuant to the Plan between the Company and the Trustee or any trust agreement hereafter established, the provisions of which are incorporated herein by reference.

         (aa) "Trustee" means the Trustee under the Trust Agreement.

         (bb) "Trust Fund" means all assets of whatsoever kind or nature held from time to time by the Trustee pursuant to the Trust Agreement, without distinction as to income and principal and without regard to source (i.e., contributions, earnings or forfeitures).

2.2      CONSTRUCTION.

         The masculine gender, where appearing in the Plan, shall include the feminine gender (and vice versa), and the singular shall include the plural, unless the context clearly indicates to the contrary. Headings and subheadings are for the purpose of reference only and are not to be considered in the construction of this Plan. If any provision of this Plan is determined to be for any reason invalid or unenforceable, the remaining provisions shall continue in full force and effect. All of the provisions of this Plan shall be construed and enforced in accordance with the laws of the State of Arizona, to the extent that such laws are not preempted by the Act.


                                   ARTICLE III

                                   ELIGIBILITY

3.1      SELECTION OF PARTICIPANTS.

         (a) General. For purposes of Title I of ERISA, the Plan is intended to be an unfunded plan of deferred compensation covering a select group of management or highly compensated employees. As a result, participation in the Plan shall be limited to Employees who are properly included in one or both of these categories. From such group, the Plan Administrator shall select Employees for participation in the Plan. The Plan Administrator's selections shall be made in its discretion and shall be final and binding for all purposes under this Plan.

         (b) Participants. Any Employee who was participating in the Plan prior to the Effective Date shall continue to be eligible to participate in the Plan for the 1997 Plan Year. Effective as of January 1, 1998, an Employee must be in AICP Grade 4 or above to participate in the Plan. If an Employee who participated in the Plan prior to January 1, 1998 is in an AICP Grade below Grade 4 or is not eligible to participate in the AICP, the Employee may continue to participate after January 1, 1998, unless the Plan Administrator excludes the Employee from further participation pursuant to Sections 3.1(c) or 3.4.

         (c) Limitation of Participation. The Plan Administrator, in the exercise of its discretion, may exclude an Employee who otherwise meets the requirements of Section 3.1(b) from participation in the Plan if it concludes that the exclusion of that Employee is necessary in order to satisfy the requirements of Section 3.1(a). In addition, the Plan Administrator, in the exercise of its discretion, may exclude Employees who are foreign nationals from participation in the Plan.

         (d) Termination of Participation. A Participant shall cease to participate in the Plan upon either his exclusion from participation by the Plan Administrator or upon his termination of employment with the sponsoring Employers, except that if he has met the eligibility conditions for an immediate or deferred vested retirement benefit, he shall remain a Participant for purposes of receiving that benefit at the appropriate time.

3.2      PARTICIPATION ELECTIONS.

         Each Participant shall make an election to participate in the Plan on such form or forms and at such time as the Plan Administrator shall require. Subject to the spousal consent requirements of Section 6.3, in the election the Participant shall select the form in which distributions are to be made to the Participant and whether distributions of the Participant's deferred vested retirement benefit or early retirement benefit are to commence immediately following the Participant's termination of employment or whether they are to be postponed until a specified date not later than the Participant's 65th birthday. A deferred vested retirement benefit may not commence prior to the Participant's attainment of age 65 unless the Participant completed at least ten years of Service prior to his termination of Service, in which case the deferred vested retirement benefit may commence at any time following the Participant's attainment of age 55. The election form also may set forth such other information as the Plan Administrator shall require.

3.3      REVISED ELECTIONS.

         Subject to the spousal consent requirements of Section 6.3, a Participant may file a new election form in order to change an election made in a previously filed election form. If the new election form changes the method of distribution of the Participant's benefits, or the timing of the commencement of distributions, the new election will be honored only if the new election form is filed at least two years prior to the Participant's termination of employment.

3.4      DISCONTINUANCE OF PARTICIPATION.

         Once an individual is designated as a Participant, he will continue as such for all future Plan Years unless and until he terminates employment under circumstances that do not entitle him to receive a benefit in the future or the Plan Administrator specifically acts to discontinue his participation. The Plan Administrator may discontinue a Participant's participation in the Plan at any time for any or no reason. If a Participant's participation is discontinued by the Plan Administrator, he will no longer be eligible to accrue additional benefits and the amount of his benefit, and his eligibility to receive a particular type of benefit, will be determined as of the date of the suspension. The Participant will not be entitled to receive a distribution, however, until the occurrence of one of the events listed in Article IV, unless the Plan Administrator, in the exercise of its discretion, directs that a distribution be made as of an earlier date, in which case the Participant's benefits shall be distributed in one lump sum payment that is the Actuarial Equivalent of the
Participant's accrued benefit, calculated on the same basis as if the Participant's employment had been terminated.

3.5      ADOPTION BY AFFILIATES.

         Any Affiliate of the Company may adopt this Plan with the approval of the Plan Administrator. An Affiliate will be deemed to have adopted this Plan if any of its employees are Participants in the Plan or file an election to participate with the consent of the Affiliate. At the request of the Plan Administrator, the Affiliate also shall evidence its adoption of the Plan by an appropriate resolution of its Board of Directors or in such other manner as may be authorized by the Plan Administrator. By adopting this Plan, the Affiliate shall be deemed to have agreed to make the contributions necessary to pay the benefits accrued by its Participants, agreed to comply with all of the other terms and provisions of this Plan, delegated to the Plan Administrator the power and responsibility to administer this Plan with respect to the Affiliate's Employees, and delegated to the Company the full power to amend or terminate this Plan with respect to the Affiliate's Employees.

3.6      CHANGE IN AFFILIATE STATUS.

         If an Affiliate that has adopted this Plan ceases to be an Affiliate of the Company, that Affiliate shall no longer be an Employer and all Participants employed by that Affiliate on the date the Affiliate ceases to be an Affiliate shall be deemed to have terminated employment on such date.


                                   ARTICLE IV

                            ELIGIBILITY FOR BENEFITS

4.1      NORMAL RETIREMENT.

         A Participant who retires on his Normal Retirement Date shall receive a retirement benefit as provided in Section 5.1.

4.2      EARLY RETIREMENT.

         (a) 55 and 10 Early Retirement. A Participant whose employment terminates on or after his Early Retirement Date shall receive an early retirement benefit as provided in Section 5.2 commencing on the first day of any month designated by him, but not later than his Normal Retirement Date.

         (b) 60 and 30 Early Retirement. A Participant who retires prior to his Normal Retirement Date and who has both attained age 60 and completed 30 years of Service on his retirement date will receive an early retirement benefit, commencing on that date, without reduction on account of his age at retirement.

4.3      LATE RETIREMENT.

         Upon his Late Retirement Date, a Participant shall be entitled to receive a late retirement benefit calculated in accordance with Section 5.3.

4.4      SPECIAL EARLY RETIREMENT.

         A participant shall be entitled to receive a special early retirement benefit as provided in Section 5.4 if he satisfies the special early retirement eligibility criteria set forth in Section 3.3 of the Retirement Plan. For purposes of determining whether a Participant is entitled to receive a special early retirement benefit under this Section 4.4, the provisions of Section 3.3(d) of the Retirement Plan regarding the exclusion of certain otherwise eligible participants from a special early retirement program shall be disregarded.

4.5      DISABILITY.

         (a) Continued Accrual. A Participant who is suffering from a Disability and receives benefits under the LTD Plan shall for all purposes of this Plan be deemed to remain in employment during the period for which he receives such benefits under the same employment conditions that prevailed prior to his Disability and at the Final Average Pay applicable for the Plan Year during which his Disability was incurred.

         (b) Recovery. In the event that the Participant recovers from Disability, or ceases to receive benefits under the LTD Plan, and returns to the Service of an Employer, he shall thereafter become eligible for benefits under the same terms and conditions as if he had not been a Disabled Participant. If such a Participant who recovers from Disability or ceases to receive benefits under the LTD Plan does not return to Service with the Employer, his employment shall be deemed to have terminated as of the date of such recovery or cessation and, if eligible, he shall become entitled to a deferred vested retirement benefit, early retirement benefit or normal retirement benefit, as the case may be.

         (c) Special Situations. For purposes of this Section 4.5, a Participant who is Disabled but is not covered under the LTD Plan shall be eligible for the benefits of this Section if, in the judgment of the Plan Administrator, he would be eligible to receive benefits under the LTD Plan if he were so covered.

4.6      TERMINATION OF EMPLOYMENT.

         If  a  Participant's  employment  with  all  Employers  is  terminated, voluntarily or otherwise, for reasons other than death, Disability, or retirement, after the Participant has completed at least five years of Service, he will be entitled to a deferred vested retirement benefit. The deferred vested retirement benefit shall be determined in accordance with Section 5.6 and will commence on the first day of the month following the Participant's 65th birthday. If the Participant has completed at least ten years of Service prior to his termination of employment, the deferred vested retirement benefit may commence on the first day of any month following the Participant's 55th birthday if the Participant so elects in accordance with Sections 6.1, 3.2 and 3.3. If a Participant's employment is terminated for reasons other than death, Disability, or retirement and at the time of the termination the Participant has not completed five years of Service, the benefit accrued by the Participant prior to the termination shall be forfeited. For this purpose, "retirement" means the termination of employment after a Participant has attained his Early or Normal Retirement Date.

4.7      TRANSFER.

         In the case of a Participant who is transferred to employment with an Affiliate or other employer which is not an Employer under this Plan, or who is transferred to nonsalaried status, upon subsequent termination or retirement from the Service of the Company, or his death before such termination or retirement, his eligibility for an immediate or deferred vested retirement benefit hereunder shall be determined as if such transfer had not occurred, but the amount of any such benefit shall be determined as of the date of transfer. The Plan Administrator, in the exercise of its discretion, may elect to pay such a Participant the Actuarial Equivalent lump sum value of his benefit at any time following the transfer in lieu of the deferred vested benefit.

4.8      DEATH BEFORE RETIREMENT.

         If a Participant who has been married for at least one year dies (i) while in employment with an Employer after completing five years of Service or his age and Service total at least 65 or (ii) following termination of employment if the Participant was entitled to a benefit under Section 4.6 and benefit payments have not yet commenced, the Participant's Spouse shall receive an annuity, payable for life, in accordance with Section 5.7. A Participant shall be deemed to have died while in employment if immediately before his death he was Disabled for purposes of Section 4.5. No death benefits are payable upon the death of an unmarried Participant or a Participant who has been married for less than one year on the date of death.

4.9      DEATH AFTER RETIREMENT.

         If a Participant dies after retirement, or after commencement of payment of a deferred vested retirement benefit, further payments, if any, under the Plan will be made in accordance with the method of payment applicable under
ARTICLE VI.

4.10     SPECIAL VESTING PROVISION APPLICABLE ON SALE OF ACCURIDE.

         Participants who are employed by Accuride Corporation as of the date that Accuride ceases to be an Affiliate for purposes of this Plan shall be fully vested and shall be eligible to receive a deferred vested retirement benefit regardless of whether they have completed five years of Service.


                                    ARTICLE V

                            DETERMINATION OF BENEFITS

5.1      NORMAL RETIREMENT BENEFIT.

         (a) General. Subject to the offsets noted below, the normal retirement benefit to which a Participant will be entitled if he retires on his Normal Retirement Date shall equal the monthly normal retirement benefit to which the Participant would be entitled under the Retirement Plan if (i) in the case of any Participant other than an Employee of Accuride Corporation, he were covered by the Benefit Structure (as such term is defined in the Retirement Plan) applicable to the Company's salaried employees; (ii) in the case of any Participant who is an Employee of Accuride Corporation, he were covered by the Benefit Structure under the Retirement Plan that is applicable to Accuride employees; (iii) the limitations included in the Retirement Plan to comply with the provisions of Section 401(a)(17) of the Code (which limits the amount of compensation that may be taken into account for purposes of the Plan) were not applicable; (iv) the limitations included in the Retirement Plan to comply with the provisions of Section 415 of the Code (which limits the amount of a Participant's benefit) were not applicable; and (v) the amounts deferred by the Participant under the SSP were taken into account in calculating the Participant's "Monthly Salary" for purposes of the Retirement Plan. The benefit so determined shall be reduced by the "Retirement Plan Offset", which is the monthly normal retirement benefit to which the Participant is actually entitled under the Retirement Plan. The benefit so determined also shall be reduced by the "Non-Qualified Plan Offset", which is the monthly benefit to which the Participant is entitled as of his Normal Retirement Date under any other defined benefit plan or arrangement sponsored by an Employer (a "Non-Qualified Plan") other than a plan or arrangement that expressly provides that its purpose is to supplement the benefits provided by this Plan and the Retirement Plan. If the Participant is covered by a Benefit Structure of the Retirement Plan or by a Non-Qualified Plan pursuant to which the normal retirement benefit is expressed in a normal form other than a single life annuity for the life of the Participant, the Participant's benefit shall be converted to an Actuarially Equivalent single life annuity for purposes of calculating the Retirement Plan Offset and the Non-Qualified Plan Offset.

         (b) Effective Date. The provisions of Section 5.1(a) only apply to a Participant who terminates employment on or after September 1, 1997. The normal retirement benefits of a Participant who terminated employment prior to September 1, 1997 shall be determined in accordance with the provisions of the Comprehensive Plan as in effect prior to the adoption of this amended and restated Plan document.

5.2      EARLY RETIREMENT BENEFIT.

         A Participant's early retirement benefit will be calculated in the same fashion as his normal retirement benefit but on the basis of the Service and compensation earned by the Participant as of his actual date of retirement. The early retirement benefit so calculated shall be reduced in the same fashion as early retirement benefits are reduced for individuals covered by the Retirement Plan Benefit Structure applicable to salaried employees of the Company. If early retirement benefits under this Plan and early retirement benefits under the Retirement Plan (or any Non-Qualified Plan with respect to which the Non-Qualified Plan Offset provisions apply pursuant to Section 5.1) do not start on the same day, the Participant's benefit under this Plan shall be reduced by the benefit the Participant would have received under the Retirement Plan (or the Non-Qualified Plan) if benefits under such plan or plans had commenced on the same day that benefits commence under this Plan.

5.3      LATE RETIREMENT BENEFIT.

         A Participant's late retirement benefit will be calculated in the same fashion as his normal retirement benefit but on the basis of the Service and compensation earned by the Participant as of his actual date of retirement. If late retirement benefits under this Plan and late retirement benefits under the Retirement Plan (or any Non-Qualified Plan with respect to the Non-Qualified Plan Offset provisions of Section 5.1 apply) do not start on the same day, the Participant's benefit under this Plan shall be reduced by the benefit the Participant would have received under the Retirement Plan (or the Non-Qualified
Plan) if benefits under such plan or plans had commenced on the same day that benefits commence under this Plan.

5.4      SPECIAL EARLY RETIREMENT BENEFIT.

         Subject to the offsets noted below, the special early retirement benefit to which a Participant will be entitled shall equal the monthly special early retirement benefit (including any supplements) to which the Participant would be entitled under the Retirement Plan, calculated using all of the assumptions set forth in clauses (i) through (iv) of the first sentence of
Section 5.1(a) and disregarding the limitation set forth in Section 3.3(d) of the Retirement Plan which is designed to avoid discrimination in favor of "highly compensated employees" in the Retirement Plan. The benefit so determined shall be reduced by the "Retirement Plan Offset" and the "Non-Qualified Plan Offset" described in Section 5.1(a).

5.5      DISABLED EMPLOYEE BENEFIT.

         A Participant who is suffering from a Disability and meets the requirements of Section 4.5 shall become entitled at his Normal Retirement Date to a benefit determined in accordance with Section 5.1. A Participant who has recovered from Disability or has ceased to receive benefits under the LTD Plan, and who does not return to the Service of the Employers, may be entitled to a deferred vested retirement benefit determined in accordance with Section 5.6 or to an early retirement benefit determined in accordance with Section 5.2, as applicable.

5.6      DEFERRED VESTED RETIREMENT BENEFIT.

         A Participant's annual deferred vested retirement benefit will be calculated as of the date of termination under Section 3.6 or Section 4.6, the date of a Change of Control under ARTICLE XI, or the date of transfer under
Section 4.7, as applicable. A Participant's deferred vested retirement benefit shall be reduced for the commencement of payments prior to the Participant's Normal Retirement Date in the same fashion as an early retirement benefit is reduced for each full month by which the date when payment commences precedes the Participant's Normal Retirement Date.


5.7      SURVIVING SPOUSE BENEFIT--DEATH BEFORE RETIREMENT.

         Subject to the reductions noted below, the annual amount of the annuity payable to a surviving Spouse pursuant to Section 4.8 shall equal the annuity to which the Spouse would be entitled under the Retirement Plan if the Participant's "accrued benefit" (as that term is used in the Retirement Plan) under the Retirement Plan was calculated using the assumptions set forth in clauses (i) through (iv) of the first sentence of Section 5.1(a). The amount so determined shall be reduced by the annuity to which the Spouse is actually entitled under the Retirement Plan or any Non-Qualified Plan (as such term is defined in Section 5.1(a)). The reductions referred to in the preceding sentence shall be adjusted in the same fashion as the "Retirement Plan Offset" and "Non-Qualified Plan Offset" are adjusted pursuant to Section 5.1(a). The payments to the Spouse shall commence as soon as possible following the Participant's death.

5.8      REDUCTION FOR OTHER BENEFITS.

         The amount of the Participant's annual benefit payable or determined in accordance with the foregoing provisions of this Article shall be reduced by the amount of the excess, if any, of the sum of the annual benefits to which the Participant is entitled under this Plan, the Retirement Plan, any individual agreements between the Participant and the Company, and his Social Security Benefit.


                                   ARTICLE VI

                               PAYMENT OF BENEFITS

6.1      COMMENCEMENT OF BENEFITS.

         (a) General. Unless otherwise provided, benefit payments shall commence at the time elected by the Participant in his initial election form (or a revised election form that has been in effect for the requisite period of time specified in Section 3.3).

         (b) Special Payment Provision Applicable on Sale of Affiliate. Participants who are employed by an Affiliate as of the date that the Affiliate ceases to be an Affiliate for purposes of this Plan shall begin receiving benefit payments as soon as possible following such date, regardless of any elections previously made.

6.2      FORMS OF BENEFIT PAYMENTS.

         (a) General. Unless otherwise provided, the form in which benefit payments shall be made will be selected by the Participant in his initial election form (or in a revised election form that has been in effect for the requisite period of time specified in Section 3.3).

         (b) Available Options. The forms of payment that a Participant may select are the following:

                  (1) Straight Life Annuity Option. With this option, benefits will be payable for the Participant's life, with no amount payable after his death.

                  (2) Contingent Annuitant Option. With this option, a modified amount will be payable during the Participant's life and after his death an amount equal to 50%, 66-2/3%, 75%, or 100% of this modified amount will be payable during the life of, and to, the Beneficiary named by the Participant when he elected the option.

                  (3) Ten Year Term Certain Annuity Option. With this option, a modified amount will be payable during the Participant's life and for at least ten years. If the Participant does not receive at least ten years of payments, the balance will be paid to the Beneficiary named by the Participant when he elected the option. This option may not be selected by any Participant on or after January 1, 1998.

                  (4) Lump Sum Option. With this option, a lump sum payment equal to the Actuarial Equivalent value of the amount otherwise payable to the Participant as a single life annuity will be paid to the Participant. This option is only available to a Participant who has attained the age of at least 65 at the time of his termination of employment with the Employers, and is subject to the prior approval of the Plan Administrator.

                  (5) Other. Any other form of payment approved by the Plan Administrator in writing, including, but limited to, the payment of benefits in installments with interest.

         (c) Default Option. If a Participant does not select an option pursuant to Section 6.2(a), or the Participant's Spouse does not consent to the option selected by the Participant if and to the extent required by Section 6.3, the Participant's benefit will be paid in the form of a contingent annuity pursuant to which 50% of the amount paid to the Participant during the Participant's life is continued to the Participant's Spouse following the Participant's death.

         (d) Amount of Payments. The amount of the payments calculated pursuant to Article V are based on the assumption that payments are made in the form of a single life annuity for the life of the Participant alone. If payments are made in any other form, they will be adjusted to their Actuarial Equivalent.

         (e) Limitation on Payments. The Plan Administrator shall have the discretion to defer any payment under this section to a later calendar year if such payment, when combined with all other payments received during the year that are subject to the limitations on deductibility under Section 162(m) of the Code, exceeds those limitations. Such deferred amounts shall be paid in the next succeeding calendar year in which the payment of such amounts, when combined with any other payments subject to the Section 162(m) limitations received during the year, will not exceed those limitations.

6.3      SPOUSAL CONSENT.

         If a Participant is married at the time an election form, or a revised election form, is filed, an election to receive payments in any form other than a 50% or greater contingent annuitant option with the Spouse as the sole contingent annuitant shall be ineffective unless the Participant's Spouse consents to the election on a form prescribed by or acceptable to the Plan Administrator for that purpose.

6.4      BENEFICIARY DESIGNATIONS.

         Each Participant who elects a method of payment under Section 6.2 pursuant to which amounts may be payable following the Participant's death shall have the right to designate, on forms supplied by and delivered to the Plan Administrator, a beneficiary or beneficiaries. If the Participant is married at the time the beneficiary designation is filed, the designation will be ineffective unless the designation names the Spouse as the beneficiary or the Participant's Spouse consents to the designation in accordance with Section 6.3. Subject to the spousal consent requirements noted in the preceding sentence, and the provisions of Section 3.3, each Participant may change his beneficiary designation from time to time in the manner described above by filing a revised election form.

6.5      IN-SERVICE PAYMENT OF BENEFITS.

         No in-service payments of amounts credited under the Plan shall be permitted.


                                   ARTICLE VII

                           ADMINISTRATION OF THE PLAN

7.1      ADOPTION OF TRUST.

         The Company shall enter into a Trust Agreement with the Trustee, which Trust Agreement shall form a part of this Plan and is hereby incorporated herein by reference.

7.2      POWERS OF THE PLAN ADMINISTRATOR.

         (a) General Powers of Plan Administrator. The Plan Administrator shall have the power and discretion to perform the administrative duties described in this Plan or required for proper administration of the Plan and shall have all powers necessary to enable it to properly carry out such duties. Without limiting the generality of the foregoing, the Plan Administrator shall have the power and discretion to construe and interpret this Plan, to hear and resolve claims relating to the Plan and to decide all questions and disputes arising under the Plan. The Plan Administrator shall determine, in its discretion, the Service credited to the Participants, the status and rights of a Participant, and the identity of the Beneficiary or Beneficiaries entitled to receive any benefits payable on account of the death of a Participant.

         (b)   Participation.   The  Plan  Administrator  also  shall  have  the
discretion  to  exclude  Employees  from   participation  in  the  Plan  and  to
discontinue a Participant's participation in the Plan.

         (c) Distributions. All benefit disbursements by the Trustee shall be made upon the instructions of the Plan Administrator.

         (d) Decisions Conclusive. The decisions of the Plan Administrator upon all matters within the scope of its authority shall be binding and conclusive upon all persons.

         (e) Reporting. The Plan Administrator shall file all reports and forms lawfully required to be filed by the Plan Administrator and shall distribute any forms, reports or statements to be distributed to Participants and others.

         (f) Investments. The Plan Administrator shall keep itself advised with respect to the investment of the Trust Fund and shall report to the Company regarding the investment and reinvestment of the Trust Fund not less frequently than annually.

7.3      CREATION OF COMMITTEE.

         A committee shall perform the Company's duties as Plan Administrator. The committee shall consist of at least two members, and they shall hold office during the pleasure of the Board of Directors. Unless and until the Company appoints other individuals to serve on this committee, the committee members shall be the members of the Company's Benefits Administration Committee as they may change from time to time. The committee members shall serve without compensation but shall be reimbursed for all expenses by the Company. The committee shall conduct itself in accordance with the provisions of this Article. The members of the committee may resign with 30 days notice in writing to the Company and may be removed immediately at any time by written notice from the Company.

7.4      CHAIRMAN AND SECRETARY.

         The committee shall elect a chairman from among its members and shall select a secretary who is not required to be a member of the committee and who may be authorized to execute any document or documents on behalf of the committee. The secretary of the committee or his designee shall record all acts and determinations of the committee and shall preserve and retain custody of all such records, together with such other documents as may be necessary for the administration of this Plan or as may be required by law.

7.5      APPOINTMENT OF AGENTS.

         The committee may appoint such other agents, who need not be members of the committee, as it may deem necessary for the effective performance of its duties, whether ministerial or discretionary, as the committee may deem expedient or appropriate. The compensation of any agents who are not employees of the Company shall be fixed by the committee within any limitations set by the Board of Directors.

7.6      MAJORITY VOTE AND EXECUTION OF INSTRUMENTS.

         In all matters, questions and decisions, the action of the committee shall be determined by a majority vote of its members. They may meet informally or take any ordinary action without the necessity of meeting as a group. All instruments executed by the committee shall be executed by a majority of its members or by any member of the committee designated to act on its behalf.

7.7      ALLOCATION OF RESPONSIBILITIES.

         The committee may allocate responsibilities among its members or designate other persons to act on its behalf. Any allocation or designation, however, must be set forth in writing and must be retained in the permanent records of the committee.

7.8      CONFLICT OF INTEREST.

         No member of the committee who is a Participant shall take any part in any action in connection with his participation as an individual. Such action shall be voted or decided by the remaining members of the committee.

7.9      ACTION TAKEN BY COMPANY.

         Any action to be taken by the Company shall be taken by resolution adopted by the Board of Directors; provided, however, that by resolution the Board of Directors may delegate to any committee of the Board, any committee of officers or other employees, or any officer of the Company the authority to take any actions hereunder.

7.10     DELEGATIONS OF AUTHORITY.

         All delegations of responsibility set forth in this document regarding the determination of benefits and the interpretation of the terms of the Plan confer discretionary authority upon the Plan Administrator.

7.11     INDEMNIFICATION.

         To the extent permitted by law, the Company shall and does hereby jointly and severally indemnify and agree to hold harmless the employees, officers and directors of it and its Affiliates who serve in fiduciary or other capacities with respect to the Plan from all loss, damage, or liability, joint or several, including payment of expenses in connection with defense against any such claim, for their acts, omissions and conduct, and for the acts, omissions or conduct of their duly appointed agents, which acts, omissions or conduct constitute or are alleged to constitute a breach of such individual's fiduciary or other responsibilities under the Act or any other law, except for those acts, omissions, or conduct resulting from his own willful misconduct, willful failure to act, or gross negligence; provided, however, that if any party would otherwise be entitled to indemnification hereunder in respect of any liability and such party shall be insured against loss as a result of such liability by any insurance contract or contracts, such party shall be entitled to indemnification hereunder only to the extent by which the amount of such liability shall exceed the amount thereof payable under such insurance contract or contracts.


                                  ARTICLE VIII

                             CLAIMS REVIEW PROCEDURE

8.1      CLAIMS.

         (a) Filing of Claim. A Participant or Beneficiary entitled to benefits need not file a written claim to receive benefits. If a Participant, Beneficiary or any other person is dissatisfied with the determination of his benefits, eligibility, participation or any other right or interest under this Plan, such person may file a written statement setting forth the basis of the claim with the Plan Administrator in a manner prescribed by the Plan Administrator. In connection with the determination of a claim, or in connection with review of a denied claim, the claimant may examine this Plan and any other pertinent documents generally available to Participants relating to the claim and may submit comments in writing.

         (b) Notice of Decision. A written notice of the disposition of any such claim shall be furnished to the claimant within 60 days after the claim is filed with the Plan Administrator, provided that the Plan Administrator may have an additional period to decide the claim if it advises the claimant in writing of the need for an extension and the date on which it expects to decide the claim. The notice of disposition of a claim shall refer, if appropriate, to pertinent provisions of this Plan, shall set forth in writing the reasons for denial of the claim if the claim is denied (including references to any pertinent provisions of this Plan), and where appropriate shall explain how the claimant can perfect the claim.

8.2      APPEALS.

         (a) Review. If the claim is denied, in whole or in part, the claimant shall also be notified in writing that a review procedure is available. Thereafter, within 90 days after receiving the written notice of the Plan Administrator's disposition of the claim, the claimant may request in writing, and shall be entitled to, a review meeting with the Plan Administrator to present reasons why the claim should be allowed. The claimant shall be entitled to be represented by counsel at the review meeting. The claimant also may submit a written statement of his claim and the reasons for granting the claim. Such statement may be submitted in addition to, or in lieu of, the review meeting with the Plan Administrator. The Plan Administrator shall have the right to request of and receive from a claimant such additional information, documents or other evidence as the Plan Administrator may reasonably require. If the claimant does not request a review meeting within 90 days after receiving written notice of the Plan Administrator's disposition of the claim, the claimant shall be deemed to have accepted the Plan Administrator's written disposition, unless the claimant shall have been physically or mentally incapacitated so as to be unable to request review within the 90 day period.

         (b) Decision Following Review. A decision on review shall be rendered in writing by the Plan Administrator ordinarily not later than 60 days after review, and a written copy of such decision shall be delivered to the claimant. If special circumstances require an extension of the ordinary period, the Plan Administrator shall so notify the claimant. In any event, if a claim is not determined within 120 days after submission for review, it shall be deemed to be denied

           (c) Decisions Final; Procedures Mandatory. To the extent permitted by law, a decision on review by the Plan Administrator shall be binding and conclusive upon all persons whomsoever. To the extent permitted by law, completion of the claims procedures described in this Article shall be a mandatory precondition that must be complied with prior to commencement of a legal or equitable action in connection with the Plan by a person claiming rights under the Plan or by another person claiming rights through such a person. The Plan Administrator may, in its sole discretion, waive these procedures as a mandatory precondition to such an action.


                                   ARTICLE IX

                  LIMITATION ON ASSIGNMENT; PAYMENTS TO LEGALLY
                      INCOMPETENT DISTRIBUTEE; CORRECTIONS

9.1      ANTI-ALIENATION CLAUSE.

         No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of the same shall be void. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for or against any person, except to the extent as may be required by law.

9.2      PERMITTED ARRANGEMENTS.

         Section 9.1 shall not preclude arrangements for the withholding of taxes from benefit payments, arrangements for the recovery of benefit overpayments, or arrangements for direct deposit of benefit payments to an account in a bank, savings and loan association or credit union (provided that such arrangement is not part of an arrangement constituting an assignment or alienation).

9.3      PAYMENT TO MINOR OR INCOMPETENT.

         Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined by the Plan Administrator to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of the minor or incompetent, or to cause the same to be paid to the minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of the minor or incompetent if one has been appointed or to cause the same to be used for the benefit of the minor or incompetent.

9.4      UNDERPAYMENT OR OVERPAYMENT OF BENEFITS.

         In the event that, through mistake or computational error, benefits are underpaid or overpaid, there shall be no liability for any more than the correct amount of benefits under the Plan. Overpayments may be deducted from future payments under the Plan and underpayments may be added to future payments under the Plan. In lieu of receiving reduced benefits under the Plan, a Participant or Beneficiary may elect to make a lump sum repayment of any overpayment.


                                    ARTICLE X

                        AMENDMENT, MERGER AND TERMINATION

10.1     AMENDMENT.

         The Company shall have the right at any time, by an instrument in writing duly executed, acknowledged and delivered to the Plan Administrator, to modify, alter or amend this Plan, in whole or in part, prospectively or retroactively; provided, however, that the duties and liabilities of the Plan Administrator and the Trustee hereunder shall not be substantially increased without its written consent; and provided further that the amendment shall not reduce any Participant's interest in the Plan, calculated as of the date on which the amendment is adopted.

10.2     MERGER OR CONSOLIDATION OF COMPANY.

         The Plan shall not be automatically terminated by the Company's acquisition by or merger into any other employer, but the Plan shall be continued after such acquisition or merger if the successor employer elects and agrees to continue the Plan. All rights to amend, modify, suspend, or terminate the Plan shall be transferred to the successor employer, effective as of the date of the merger. If an Employer other than the Company is acquired by or merged into any organization other than an Affiliate, the Plan shall be terminated as to the acquired Employer unless the Company and the acquirer agree otherwise in writing.

10.3     TERMINATION OF PLAN OR DISCONTINUANCE OF CONTRIBUTIONS.

         It is the expectation of the Company and each of the Employers that this Plan will be continued indefinitely. However, continuance of the Plan is not assumed as a contractual obligation of the Company or any other Employer, and the right is reserved at any time to terminate this Plan or to reduce, temporarily suspend or discontinue contributions hereunder. If the Plan is terminated or contributions are reduced, temporarily suspended, or discontinued with respect to all Employers or any one or more Employers, the benefits of the affected Participants will continue to be held pursuant to the Plan until the date or dates on which such benefits would have become distributable had the Plan not been terminated or had contributions not been reduced, temporarily suspended, or discontinued. In the exercise of its discretion, however, the Plan Administrator may direct that the benefits of any Participant affected by the termination of the Plan as to all Employers or a particular Employer, or the reduction, temporary suspension, or discontinuance of contributions, be distributed as of an earlier date or dates.


                                   ARTICLE XI

                          CHANGE OF CONTROL PROVISIONS

11.1     ADDITIONAL SERVICE.

         A Participant whose employment with the Company or any Affiliate is terminated within two years after a Change of Control occurs will receive an additional 36 months of Service credit if (i) the Participant has a "Change of Control Agreement" with the Company and (ii) the Participant is entitled to receive payments pursuant to the Change of Control Agreement due to the termination. For purposes of this section, a "Change of Control Agreement" is any agreement entered into by the Participant and the Company which provides the Participant with severance benefits in the event that the Participant's employment with the Company terminates under certain limited circumstances following a Change of Control.

11.2     70/80 RETIREMENT BENEFIT.

         A Participant whose employment is terminated by the Company or any Affiliate within two years after a Change of Control and whose age and years of Service, as of the date of termination of Service, equal or exceed (i) 70 if such Participant has attained age 55 on or before such date or (ii) 80 if he has not attained age 55 on or before such date, may elect (with the same rights of election as under the Retirement Plan or any other applicable plan) on or before the date of termination of Service to retire on such date (or on such other date as may be mutually agreed to between such Participant and the Company) and to receive, commencing on the first day of the month following or coinciding with his retirement, a retirement benefit in the amount computed under the provisions of Section5.1 and Section 5.2 without any reduction in such retirement benefit on account of the commencement thereof prior to attainment of his Normal Retirement Date; provided that the provisions of Section 5.1 and Section 5.2 shall be applicable without regard to whether or not the Participant has attained age 55. If such a retired Participant shall subsequently become reemployed by the Company any retirement benefit paid to him hereunder shall cease, his Service completed on and after the date of his reemployment shall continue to accrue and upon his subsequent retirement or termination of employment his retirement benefit shall be computed in accordance with the applicable provisions of the Plan, reduced by the Actuarial Equivalent of the amount of any retirement benefit previously paid hereunder.

         Each Participant in this Plan to whom this Section applies shall be fully vested in his or her benefits under the Plan whether or not he or she meets the Service or age requirements for a deferred vested retirement benefit.

11.3     PLAN ADMINISTRATOR DISCRETION.

         The Plan Administrator shall determine, in accordance with uniform and nondiscriminatory rules designed to carry out the purpose of this ARTICLE to encourage and facilitate the retirement of older employees with long Service, whether this Section shall apply to any Participant whose age or length of Service is in doubt.

11.4     SPECIAL LUMP SUM OPTION.

         Notwithstanding any other provision of this Plan to the contrary, the benefits of any Participant whose employment is terminated by the Company or any Affiliate within two years after a Change of Control shall be paid in the form of an Actuarially Equivalent lump sum. If such a Participant shall subsequently become reemployed by the Company, his Service completed on and after the date of his reemployment shall continue to accrue and upon his subsequent retirement or termination of employment his retirement benefit shall be computed in accordance with the applicable provisions of this Plan, reduced by the Actuarial Equivalent of the amount of any retirement benefit previously paid hereunder.


                                   ARTICLE XII

                               GENERAL PROVISIONS

12.1     LIMITATION ON PARTICIPANTS' RIGHTS.

         Participation in the Plan shall not give any Participant the right to be retained in the employ of the Company or any Affiliate or any right or interest in the Trust Fund other than as herein provided. The Company and each Affiliate reserves the right to dismiss any Participant without any liability for any claim either against the Trust Fund, except to the extent herein provided, or against the Company, or Affiliate.

12.2     STATUS OF PARTICIPANTS AS UNSECURED CREDITORS.

         Each Participant is an unsecured creditor of the Company or the Affiliate that employs the Participant and no Participant has any preferred or secured claim to any assets of the Company or any Affiliate for the payment of benefits under this Plan. If the Company or any Affiliate acquires any insurance policies or other investments to assist it in meeting its obligations to Participants, those policies or other investments will nonetheless remain part of the general assets of the Company or Affiliate.

12.3     STATUS OF TRUST FUND.

         The Trust Fund is being established to assist the Company and the adopting Affiliates in meeting their obligations to the Participants and to provide the Participants with a measure of protection in certain limited instances. In certain circumstances described in the Trust Agreement, the assets of the Trust Fund may be used for the benefit of the Company's or an Affiliate's creditors and, as a result, the Trust Fund is considered to be part of the Company's and adopting Affiliate's general assets. Benefit payments due under this Plan shall either be paid from the Trust Fund or from the Company's or Affiliate's general assets as directed by the Plan Administrator. Despite the establishment of the Trust Fund, it is intended that the Plan be considered to be "unfunded" for purposes of the Act and the Code.

12.4     CANCELLATION OR REDUCTION OF BENEFITS.

         An Employer and one of its Participants may agree from time to time to reduce the amount of the Participant's benefit under this Plan. Any such agreement must be in writing, must be signed by the Participant and the Employer, shall relate only to the benefits which the Participant is entitled and shall not circumvent the provisions of Sections 3.3, 6.1, or 6.2 regarding the timing or manner of distributions from this Plan.

12.5     UNIFORM ADMINISTRATION.

         Whenever in the administration of the Plan any action is required by the Plan Administrator, such action shall be uniform in nature as applied to all persons similarly situated.

12.6     HEIRS AND SUCCESSORS.

         All of the provisions of this Plan shall be binding upon all persons who shall be entitled to any benefits hereunder, and their heirs and legal representatives.

         To signify its adoption of this Plan document, the Company has caused this Plan document to be executed by a duly authorized officer of the Company on this 22 day of December, 1997.

                                     PHELPS DODGE CORPORATION


                                     By Stuart L. Marcus
                                        -------------------------------------
                                     Its Vice President - Human Resources
                                         ------------------------------------

                                   Appendix A


In lieu of the benefits described in the Plan, the listed individuals will be entitled to the benefits approved by the Board of Directors or its delegatee, as described in the individual agreements as specified.

1. Letter agreement between L. William Seidman and the Corporation dated August 15, 1977.

2. Letter agreement between G. Robert Durham and the Corporation dated March 1, 1989.

3. Letter agreement between Edson L. Foster and the Corporation dated January 27, 1988.

4. Letter agreement between William C. Tubman and the Corporation dated November 1, 1989.

5. Letter agreement between Dr. Patrick J. Ryan and the Corporation dated January 27, 1988.

6. Letter agreement between A.L. (John) Lawrence and the Corporation dated November 1, 1989.

7. Retirement Agreement and General Release between John C. Replogle and the Corporation dated December 4, 1997.